As filed with the Securities and Exchange Commission on February 13, 2009
Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM S-3
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

NRG ENERGY, INC.*
(Exact name of registrant as specified in its charter)

Delaware	41-1724239
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
211 Carnegie Center
Princeton, New Jersey 08540
(609) 524-4500
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

J. Andrew Murphy
Executive Vice President and General Counsel
NRG Energy, Inc.
211 Carnegie Center
Princeton, NJ 08540
Tel.: (609) 524-4500
Fax: (609) 524-4589
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies of all communications, including communications sent to agent for service, should be sent to:
Gerald T. Nowak, Esq.
Paul D. Zier, Esq.
200 East Randolph Drive
Chicago, Illinois 60601
(312) 861-2000
*The co-registrants listed on the next page are also included in this Form S-3 Registration Statement as additional registrants.
Approximate date of commencement of proposed sale to the public: From time to time on or after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☑
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☑
     If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐
     Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☑	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller Reporting Company ☐
CALCULATION OF REGISTRATION FEE

Title of Each Class of	Amount to be Registered/Proposed Maximum Offering
Securities to be Registered	Price per Unit/Proposed Maximum Offering Price	Amount of Registration Fee
Debt Securities	(1)	$0	(1)
Guarantees of the Debt Securities(2)	(1)	$0	(1)
Preferred Stock	(1)	$0	(1)
Common Stock, par value $0.01 per share	(1)	$0	(1)

(1)	An unspecified aggregate initial offering price or number of the securities of each identified class is being registered as may from time to time be at unspecified prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities. In accordance with Rules 456(b) and 457(r), the Registrant is deferring payment of all the registration fee.

(2)	Guarantees of the debt securities may be issued by subsidiaries of NRG Energy, Inc. that are listed on the following page under the caption “Table of Additional Registrants.” Pursuant to Rule 457(o), no separate registration fee is payable in respect of the registration of the guarantees.

Table of Additional Registrants

I.R.S. Employer
Name of Subsidiary	Jurisdiction of Formation	Identification Number
Arthur Kill Power LLC	Delaware	41-1937649
Astoria Gas Turbine Power LLC	Delaware	41-1937470
Berrians I Gas Turbine Power LLC	Delaware	41-2008755
Big Cajun II Unit 4 LLC	Delaware	41-2018822
Cabrillo Power I LLC	Delaware	76-0595964
Cabrillo Power II LLC	Delaware	76-0595963
Chickahominy River Energy Corp.	Virginia	13-3469941
Commonwealth Atlantic Power LLC	Delaware	41-2013264
Conemaugh Power LLC	Delaware	41-1973743
Connecticut Jet Power LLC	Delaware	41-1949386
Devon Power LLC	Delaware	41-1949385
Dunkirk Power LLC	Delaware	41-1937466
Eastern Sierra Energy Company	California	33-0299028
El Segundo Power, LLC	Delaware	41-1893999
El Segundo Power II LLC	Delaware	76-0663675
GCP Funding Company LLC	Delaware	33-0334380
Hanover Energy Company	California	33-0334380
Hoffman Summit Wind Project LLC	California	20-5821818
Huntley IGCC LLC	Delaware	41-1937468
Huntley Power LLC	Delaware	41-1937468
Indian River IGCC LLC	Delaware	20-5080561
Indian River Operations Inc.	Delaware	41-1973349
Indian River Power LLC	Delaware	41-1973747
James River Power LLC	Delaware	41-2013263
Kaufman Cogen LP	Delaware	76-0606757
Keystone Power LLC	Delaware	41-1973744
Lake Erie Properties Inc.	Delaware	20-5821703
Louisiana Generating LLC	Delaware	41-1870498
Middletown Power LLC	Delaware	41-1949384
Montville IGCC LLC	Delaware	20-5080863
Montville Power LLC	Delaware	41-1949383
NEO Chester-Gen LLC	Delaware	41-1980236
NEO Corporation	Minnesota	41-1753235
NEO Freehold-Gen LLC	Delaware	41-1980237
NEO Power Services Inc.	Delaware	23-3043507
New Genco GP LLC	Delaware	02-0732611
Norwalk Power LLC	Delaware	41-1949381
NRG Affiliate Services Inc.	Delaware	41-1960764
NRG Arthur Kill Operations Inc.	Delaware	41-1939116
NRG Asia-Pacific Ltd.	Delaware	98-0138856
NRG Astoria Gas Turbine Operations Inc.	Delaware	41-1939115
NRG Bayou Cove LLC	Delaware	41-2016940
NRG Cabrillo Power Operations Inc.	Delaware	41-1938132
NRG Cadillac Operations Inc.	Delaware	41-1910726
NRG California Peaker Operations LLC	Delaware	20-0088453
NRG Cedar Bayou Development Company LLC	Delaware	26-0601018
NRG Connecticut Affiliate Services Inc.	Delaware	41-1952333
NRG Construction LLC	Delaware	26-0496159
NRG Devon Operations Inc.	Delaware	41-1950239
NRG Dunkirk Operations, Inc.	Delaware	41-1939114
NRG El Segundo Operations Inc.	Delaware	41-1929997
NRG Generation Holdings, Inc.	Delaware	20-1911335
NRG Huntley Operations Inc.	Delaware	41-1939118
NRG International LLC	Delaware	41-1744096
NRG Kaufman LLC	Delaware	74-2982419
NRG Mesquite LLC	Delaware	74-2982421
NRG MidAtlantic Affiliate Services Inc.	Delaware	41-1996587
NRG Middletown Operations Inc.	Delaware	41-1950236
NRG Montville Operations Inc.	Delaware	41-1950237

I.R.S. Employer
Name of Subsidiary	Jurisdiction of Formation	Identification Number
NRG New Jersey Energy Sales LLC	Delaware	03-0412726
NRG New Roads Holdings LLC	Delaware	41-1968966
NRG North Central Operations, Inc.	Delaware	41-2004025
NRG Northeast Affiliate Services Inc.	Delaware	41-1940300
NRG Norwalk Harbor Operations Inc.	Delaware	41-1950238
NRG Operating Services Inc.	Delaware	41-1744095
NRG Oswego Harbor Power Operations Inc.	Delaware	41-1939117
NRG Power Marketing LLC	Delaware	41-1910737
NRG Rocky Road LLC	Delaware	41-1959448
NRG Saguaro Operations Inc.	Delaware	41-2013262
NRG South Central Affiliate Services Inc.	Delaware	41-1996193
NRG South Central Generating LLC	Delaware	41-1963217
NRG South Central Operations Inc.	Delaware	41-2002465
NRG South Texas LP	Texas	30-0083668
NRG Texas LLC	Delaware	20-1504355
NRG Texas Power LLC	Delaware	34-2019301
NRG West Coast LLC	Delaware	41-1942517
NRG Western Affiliate Services Inc.	Delaware	41-1949168
Oswego Harbor Power LLC	Delaware	41-1937465
Padoma Wind Power, LLC	California	33-0973091
Saguaro Power LLC	Delaware	41-2013654
San Juan Mesa Wind Project II, LLC	Delaware	20-3994621
Somerset Operations Inc.	Delaware	41-1923722
Somerset Power LLC	Delaware	41-1924606
Texas Genco Financing Corp.	Delaware	27-0110393
Texas Genco GP, LLC	Texas	75-3013803
Texas Genco Holdings, Inc.	Texas	76-0695920
Texas Genco LP, LLC	Delaware	30-0381697
Texas Genco Operating Services, LLC	Delaware	75-3172707
Texas Genco Services, LP	Texas	38-3694336
Vienna Operations, Inc.	Delaware	41-1973351
Vienna Power LLC	Delaware	41-1973745
WCP (Generation) Holdings LLC	Delaware	74-2922374
West Coast Power LLC	Delaware	36-4301246

*	The address for each of the additional Registrants is c/o NRG Energy, Inc. 211 Carnegie Center Princeton, NJ 08540. The name, address, including zip code, of the agent for service for each of the additional Registrants is J. Andrew Murphy, Executive Vice President and General Counsel, NRG Energy, Inc., 211 Carnegie Center Princeton, NJ 08540, telephone (609) 524-4500. .

PROSPECTUS
NRG Energy, Inc.
Debt Securities
Preferred Stock
Common Stock
     NRG Energy, Inc., from time to time, may offer to sell senior or subordinated debt securities, preferred stock, and common stock. The debt securities and preferred stock may be convertible into or exercisable or exchangeable for our common stock, our preferred stock, our other securities or the debt or equity securities of one or more other entities. This prospectus describes some of the general terms that may apply to these securities. The specific terms of any securities to be offered will be described in a supplement to this prospectus.
     We may offer and sell these securities to or through one or more underwriters, dealers and agents, or directly to purchasers, on a continuous or delayed basis.
     Our common stock is traded on the New York Stock Exchange under the symbol “NRG”.
     See “Risk Factors” on page 1 of this prospectus to read about factors you should consider before investing in these securities.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is February 13, 2009.

ABOUT THIS PROSPECTUS
     This prospectus is a part of a registration statement that we filed with the Securities and Exchange Commission (the “SEC”) utilizing a “shelf” registration process. Under this shelf registration process, we may sell any combination of the securities described in this prospectus in one or more offerings from time to time. This prospectus provides you with a general description of the securities we may offer. Each time we sell securities under this shelf registration, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Therefore, if there is any inconsistency between the information in this prospectus and the prospectus supplement, you should rely on the information in the prospectus supplement. You should read both this prospectus and any prospectus supplement together with additional information described under the heading “Where You Can Find More Information.”
     We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus and the accompanying supplement to this prospectus. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus or the accompanying prospectus supplement. This prospectus and the accompanying prospectus supplement do not constitute an offer to sell or the solicitation of an offer to buy any securities other than the registered securities to which they relate, nor do this prospectus and the accompanying prospectus supplement constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction. You should not assume that the information contained in this prospectus and the accompanying prospectus supplement is accurate on any date subsequent to the date set forth on the front of the document or that any information we have incorporated by reference is correct on any date subsequent to the date of the document incorporated by reference, even though this prospectus and any accompanying prospectus supplement is delivered or securities are sold on a later date.
     Unless the context otherwise requires or as otherwise expressly stated, references in this prospectus to “NRG,” “the Company,” “we,” “us” and “our” and similar terms refer to NRG Energy, Inc. and its direct and indirect subsidiaries on a consolidated basis. References to our “common stock” or our “preferred stock” refer to the common stock or preferred stock of NRG Energy, Inc.

i

OUR COMPANY
     NRG Energy, Inc., or NRG or the Company, is a wholesale power generation company with a significant presence in major competitive power markets in the United States. NRG is engaged in the ownership, development, construction and operation of power generation facilities, the transacting in and trading of fuel and transportation services, and the trading of energy, capacity and related products in the regional markets in the US and select international markets where its generating assets are located.
     As of December 31, 2008, NRG had a total global portfolio of 189 active operating fossil fuel and nuclear generation units, at 48 power generation plants, with an aggregate generation capacity of approximately 24,005 MW, and approximately 550 MW under construction which includes partners’ interests of 275 MW. In addition, NRG has ownership interests in two wind farms representing an aggregate generation capacity of 270 MW, which includes partner interests of 75 MW. Within the US, NRG has one of the largest and most diversified power generation portfolios in terms of geography, fuel-type and dispatch levels, with approximately 22,925MWof fossil fuel and nuclear generation capacity in 177 active generating units at 43 plants and ownership interests in two wind farms representing 195MWof wind generation capacity. These power generation facilities are primarily located in Texas (approximately 11,010 MW, including the 195 MW from the two wind farms), the Northeast (approximately 7,020 MW), South Central (approximately 2,845 MW), and West (approximately 2,130 MW) regions of the US, and approximately 115 MW of additional generation capacity from the Company’s thermal assets.
     NRG’s principal domestic power plants consist of a mix of natural gas-, coal-, oil-fired, nuclear and wind facilities, representing approximately 45%, 33%, 16%, 5% and 1% of the Company’s total domestic generation capacity, respectively. In addition, 15% of NRG’s domestic generating facilities have dual or multiple fuel capacity, which allows plants to dispatch with the lowest cost fuel option.
     NRG’s domestic generation facilities consist of intermittent, baseload, intermediate and peaking power generation facilities, the ranking of which is referred to as Merit Order, and include thermal energy production plants. The sale of capacity and power from baseload generation facilities accounts for the majority of the Company’s revenues and provides a stable source of cash flow. In addition, NRG’s generation portfolio provides the Company with opportunities to capture additional revenues by selling power during periods of peak demand, offering capacity or similar products to retail electric providers and others, and providing ancillary services to support system reliability. We were incorporated as a Delaware corporation on May 29, 1992. Our common stock is listed on the New York Stock Exchange under the symbol “NRG”. Our headquarters and principal executive offices are located at 211 Carnegie Center, Princeton, New Jersey 08540. Our telephone number is (609) 524-4500. Our website is www.nrgenergy.com. Information on our website is not part of this prospectus and is not incorporated into this prospectus by reference.
     You can get more information regarding our business by reading our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and the other reports we file with the Securities and Exchange Commission. See “Where You Can Find More Information.”
RISK FACTORS
     Our business is subject to uncertainties and risks. You should carefully consider and evaluate all of the information included and incorporated by reference in this prospectus, including the risk factors incorporated by reference from our most recent annual report on Form 10-K, as updated by our quarterly reports on Form 10-Q and other filings we make with the SEC. It is possible that our business, financial condition, liquidity or results of operations could be materially adversely affected by any of these risks.

FORWARD-LOOKING STATEMENTS
     This prospectus, any accompanying prospectus supplement and the documents incorporated by reference herein and therein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The words “believes”, “projects”, “anticipates”, “plans”, “expects”, “intends”, “estimates” and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause NRG Energy, Inc.’s actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These factors, risks, and uncertainties include the factors described under Risks Related to NRG in Part I, Item 1A, of the Company’s Annual Report on Form 10-K, including the following:
•	General economic conditions, changes in the wholesale power markets and fluctuations in the cost of fuel;

•	Hazards customary to the power production industry and power generation operations such as fuel and electricity price volatility, unusual weather conditions, catastrophic weather-related or other damage to facilities, unscheduled generation outages, maintenance or repairs, unanticipated changes to fuel supply costs or availability due to higher demand, shortages, transportation problems or other developments, environmental incidents, or electric transmission or gas pipeline system constraints and the possibility that NRG may not have adequate insurance to cover losses as a result of such hazards;

•	The effectiveness of NRG’s risk management policies and procedures, and the ability of NRG’s counterparties to satisfy their financial commitments;

•	Counterparties’ collateral demands and other factors affecting NRG’s liquidity position and financial condition;

•	NRG’s ability to operate its businesses efficiently, manage capital expenditures and costs tightly, and generate earnings and cash flows from its asset-based businesses in relation to its debt and other obligations;

•	NRG’s ability to enter into contracts to sell power and procure fuel on acceptable terms and prices;

•	The liquidity and competitiveness of wholesale markets for energy commodities;

•	Government regulation, including compliance with regulatory requirements and changes in market rules, rates, tariffs and environmental laws and increased regulation of carbon dioxide and other greenhouse gas emissions;

•	Price mitigation strategies and other market structures employed by independent system operators, or ISOs, or regional transmission organizations, or RTOs, that result in a failure to adequately compensate NRG’s generation units for all of its costs;

•	NRG’s ability to borrow additional funds and access capital markets, as well as NRG’s substantial indebtedness and the possibility that NRG may incur additional indebtedness going forward;

•	Operating and financial restrictions placed on NRG and its subsidiaries that are contained in the indentures governing NRG’s outstanding notes, in NRG’s Senior Credit Facility, and in debt and other agreements of certain of NRG subsidiaries and project affiliates generally;

•	NRG’s ability to implement its RepoweringNRG strategy of developing and building new power generation facilities, including new nuclear units and wind projects;

•	NRG’s ability to implement its econrg strategy of finding ways to meet the challenges of climate change, clean air and protecting our natural resources while taking advantage of business opportunities; and

•	NRG’s ability to achieve its strategy of regularly returning capital to shareholders.
     There may be other factors that may cause our actual results to differ materially from the forward-looking statements. Our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them does, what impact they will have on our results of operations and financial condition. You should carefully read the factors described in the “Risk Factors” section of this prospectus and the documents incorporated by reference into this prospectus for a description of certain risks that could, among other things, cause our actual results to differ from these forward-looking statements.
     Forward-looking statements speak only as of the date they were made. We undertake no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

USE OF PROCEEDS
     We intend to use the net proceeds from the sales of the securities as set forth in the applicable prospectus supplement.
RATIO OF EARNINGS TO FIXED CHARGES
     The ratios of earnings to fixed charges and earnings to combined fixed charges and preference dividends for the periods indicated are stated below. For this purpose, “earnings” include pre-tax income (loss) before adjustments for minority interest in our consolidated subsidiaries and income or loss from equity investees, plus fixed charges and distributed income of equity investees, reduced by interest capitalized. “Fixed charges” include interest, whether expensed or capitalized, amortization of debt expense and the portion of rental expense that is representative of the interest factor in these rentals. “Preference dividends” equals the amount of pre-tax earnings that is required to pay the dividends on outstanding preference securities.

	Year Ended December 31,
	2008	2007	2006	2005	2004
Ratio of Earnings to Fixed Charges	3.44x	2.28x	2.38x	1.57x	1.93x

Ratio of Earnings to Combined Fixed Charges and Preference Dividends	3.04x	2.02x	2.09x	1.32x	1.92x

DESCRIPTION OF DEBT SECURITIES AND GUARANTEES
     We may offer secured or unsecured debt securities, which may be convertible. Our debt securities and any related guarantees will be issued under an indenture to be entered into between us and Law Debenture Trust Company of New York. Holders of our indebtedness will be structurally subordinated to holders of any indebtedness (including trade payables) of any of our subsidiaries that do not guarantee our payment obligations under such indebtedness.
     We have summarized certain general features of the debt securities from the indenture. A form of indenture is filed as an exhibit to the registration statement of which this prospectus forms a part. The following description of the terms of the debt securities and the guarantees sets forth certain general terms and provisions. The particular terms of the debt securities and guarantees offered by any prospectus supplement and the extent, if any, to which such general provisions may apply to the debt securities and guarantees will be described in the related prospectus supplement. Accordingly, for a description of the terms of a particular issue of debt securities, reference must be made to both the related prospectus supplement and to the following description.
General
     The aggregate principal amount of debt securities that may be issued under the indenture is unlimited. The debt securities may be issued in one or more series as may be authorized from time to time.
     Reference is made to the applicable prospectus supplement for the following terms of the debt securities (if applicable):
•	title and aggregate principal amount;

•	whether the securities will be senior or subordinated;

•	applicable subordination provisions, if any;

•	whether securities issued by us will be entitled to the benefits of the guarantees or any other form of guarantee;

•	conversion or exchange into other securities;

•	whether securities issued by us will be secured or unsecured, and if secured, what the collateral will consist of;

•	percentage or percentages of principal amount at which such securities will be issued;

•	maturity date(s);

•	interest rate(s) or the method for determining the interest rate(s);

•	dates on which interest will accrue or the method for determining dates on which interest will accrue and dates on which interest will be payable;

•	redemption (including upon a “change of control”) or early repayment provisions;

•	authorized denominations;

•	form;

•	amount of discount or premium, if any, with which such securities will be issued;

•	whether such securities will be issued in whole or in part in the form of one or more global securities;

•	identity of the depositary for global securities;

•	whether a temporary security is to be issued with respect to such series and whether any interest payable prior to the issuance of definitive securities of the series will be credited to the account of the persons entitled thereto;

•	the terms upon which beneficial interests in a temporary global security may be exchanged in whole or in part for beneficial interests in a definitive global security or for individual definitive securities;

•	conversion or exchange features;

•	any covenants applicable to the particular debt securities being issued;

•	any defaults and events of default applicable to the particular debt securities being issued;

•	currency, currencies or currency units in which the purchase price for, the principal of and any premium and any interest on, such securities will be payable;

•	time period within which, the manner in which and the terms and conditions upon which the purchaser of the securities can select the payment currency;

•	securities exchange(s) on which the securities will be listed, if any;

•	whether any underwriter(s) will act as market maker(s) for the securities;

•	extent to which a secondary market for the securities is expected to develop;

•	additions to or changes in the events of default with respect to the securities and any change in the right of the trustee or the holders to declare the principal, premium and interest with respect to such securities to be due and payable;

•	provisions relating to covenant defeasance and legal defeasance;

•	provisions relating to satisfaction and discharge of the indenture;

•	provisions relating to the modification of the indenture both with and without the consent of holders of debt securities issued under the indenture; and

•	additional terms not inconsistent with the provisions of the indenture.
     One or more series of debt securities may be sold at a substantial discount below their stated principal amount, bearing no interest or interest at a rate which at the time of issuance is below market rates. One or more series of debt securities may be variable rate debt securities that may be exchanged for fixed rate debt securities.
     United States federal income tax consequences and special considerations, if any, applicable to any such series will be described in the applicable prospectus supplement.
     Debt securities may be issued where the amount of principal and/or interest payable is determined by reference to one or more currency exchange rates, commodity prices, equity indices or other factors. Holders of such securities may receive a principal amount or a payment of interest that is greater than or less than the amount of principal or interest otherwise payable on such dates, depending upon the value of the applicable currencies, commodities, equity indices or other factors. Information as to the methods for determining the amount of principal or interest, if any, payable on any date, the currencies, commodities, equity indices or other factors to which the amount payable on such date is linked and certain additional United States federal income tax considerations will be set forth in the applicable prospectus supplement.
     The term “debt securities” includes debt securities denominated in U.S. dollars or, if specified in the applicable prospectus supplement, in any other freely transferable currency or units based on or relating to foreign currencies.
     We expect most debt securities to be issued in fully registered form without coupons and in denominations of $1,000 or $5,000 and any integral multiples thereof. Subject to the limitations provided in the indenture and as otherwise described in the prospectus supplement, debt securities that are issued in registered form may be transferred or exchanged at the office of the trustee maintained in the Borough of Manhattan, The City of New York or the principal corporate trust office of the trustee, without the payment of any service charge, other than any tax or other governmental charge payable in connection therewith.
Guarantees
     Any debt securities may be guaranteed by one or more of our direct or indirect subsidiaries. Each prospectus supplement will describe any guarantees for the benefit of the series of debt securities to which it relates, including required financial information of the subsidiary guarantors, as applicable.

Global Securities
     The debt securities of a series may be issued in whole or in part in the form of one or more global securities that will be deposited with, or on behalf of, a depositary (the “depositary”) identified in the prospectus supplement. Global securities will be issued in registered form and in either temporary or definitive form. Unless and until it is exchanged in whole or in part for the individual debt securities, a global security may not be transferred except as a whole by the depositary for such global security to a nominee of such depositary or by a nominee of such depositary to such depositary or another nominee of such depositary or by such depositary or any such nominee to a successor of such depositary or a nominee of such successor. The specific terms of the depositary arrangement with respect to any debt securities of a series and the rights of and limitations upon owners of beneficial interests in a global security will be described in the applicable prospectus supplement.
Governing Law
     The indenture, the debt securities and the guarantees shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the principles thereof relating to conflicts of law.
DESCRIPTION OF PREFERRED STOCK
     The following briefly summarizes the general terms of the preferred stock we may offer, other than pricing and related terms that will be disclosed in an accompanying prospectus supplement. You should read the particular terms of any series of preferred stock offered by us, which will be described in more detail in any prospectus supplement relating to such series, together with the more detailed provisions of our Amended and Restated Certificate of Incorporation and the certificate of designation relating to each particular series of preferred stock for provisions that may be important to you. The Amended and Restated Certificate of Incorporation is incorporated by reference into the registration statement of which this prospectus forms a part. The certificate of designation relating to the particular series of preferred stock offered by an accompanying prospectus supplement and this prospectus will be filed as an exhibit to a document incorporated by reference in the registration statement. The prospectus supplement will also state whether any of the terms summarized below do not apply to the series of preferred stock being offered.
     As of the date of this prospectus, we are authorized to issue up to 10,000,000 shares of preferred stock, par value $0.01 per share. As of February 12, 2009, 419,900 shares of 4% Convertible Perpetual Preferred Stock were outstanding, 250,000 shares of 3.625% Convertible Perpetual Preferred Stock were outstanding, and 1,699,280 shares of the 5.75% Mandatory Convertible Preferred Stock were outstanding.
     Under our Amended and Restated Certificate of Incorporation, our Board of Directors is authorized to issue shares of preferred stock in one or more series, and to establish from time to time a series of preferred stock with the following terms specified:
•	the number of shares to be included in the series;

•	the designation, powers, preferences and rights of the shares of the series; and

•	the qualifications, limitations or restrictions of such series.
     Prior to the issuance of any series of preferred stock, our Board of Directors will adopt resolutions creating and designating the series as a series of preferred stock and the resolutions will be filed in a certificate of designation as an amendment to the Amended and Restated Certificate of Incorporation. The term “Board of Directors” includes any duly authorized committee.
     The rights of holders of the preferred stock offered may be adversely affected by the rights of holders of any shares of preferred stock that may be issued in the future. Our Board of Directors may cause shares of preferred stock to be issued in public or private transactions for any proper corporate purpose. Examples of proper corporate purposes include issuances to obtain additional financing in connection with acquisitions or otherwise, and issuances to our or our subsidiaries’ officers, directors and employees pursuant to benefit plans or otherwise. Shares of preferred stock we issue may have the effect of rendering more difficult or discouraging an acquisition of us deemed undesirable by our Board of Directors.
     The preferred stock will be, when issued, fully paid and nonassessable. Holders of preferred stock will not have any preemptive or subscription rights to acquire more of our stock.

     The transfer agent, registrar, dividend disbursing agent and redemption agent for shares of each series of preferred stock will be named in the prospectus supplement relating to such series.
Rank
     Unless otherwise specified in the prospectus supplement relating to the shares of a series of preferred stock, such shares will rank on an equal basis with each other series of preferred stock and prior to the common stock as to dividends and distributions of assets.
Dividends
     Holders of each series of preferred stock will be entitled to receive dividends when, as and if declared by our Board of Directors out of funds legally available for dividends. The rates and dates of payment of dividends will be set forth in the prospectus supplement relating to each series of preferred stock. Dividends will be payable to holders of record of preferred stock as they appear on our books or, if applicable, the records of the depositary referred to below on the record dates fixed by the Board of Directors. Dividends on a series of preferred stock may be cumulative or noncumulative.
     We may not declare, pay or set apart for payment dividends on the preferred stock unless full dividends on other series of preferred stock that rank on an equal or senior basis have been paid or sufficient funds have been set apart for payment for
•	all prior dividend periods of other series of preferred stock that pay dividends on a cumulative basis; or

•	the immediately preceding dividend period of other series of preferred stock that pay dividends on a noncumulative basis.
     Partial dividends declared on shares of preferred stock and each other series of preferred stock ranking on an equal basis as to dividends will be declared pro rata. A pro rata declaration means that the ratio of dividends declared per share to accrued dividends per share will be the same for each series of preferred stock.
     Similarly, we may not declare, pay or set apart for payment non-stock dividends or make other payments on the common stock or any other of our stock ranking junior to the preferred stock until full dividends on the preferred stock have been paid or set apart for payment for
•	all prior dividend periods if the preferred stock pays dividends on a cumulative basis; or

•	the immediately preceding dividend period if the preferred stock pays dividends on a noncumulative basis.
Conversion and Exchange
     The prospectus supplement for a series of preferred stock will state the terms, if any, on which shares of that series are convertible into or exchangeable for shares of our common stock, our preferred stock, our other securities or the debt or equity securities of one or more other entities.
Redemption and Sinking Fund
     If so specified in the applicable prospectus supplement, a series of preferred stock may be redeemable at any time, in whole or in part, at our option or the option of the holder thereof and may be mandatorily redeemed. Any partial redemptions of preferred stock will be made in a way that the Board of Directors decides is equitable.
     Unless we default in the payment of the redemption price, dividends will cease to accrue after the redemption date on shares of preferred stock called for redemption and all rights of holders of such shares will terminate except for the right to receive the redemption price.
     No series of preferred stock will receive the benefit of a sinking fund except as set forth in the applicable prospectus supplement.
Liquidation Preference
     Upon any voluntary or involuntary liquidation, dissolution or winding up, holders of each series of preferred stock will be entitled to receive distributions upon liquidation in the amount set forth in the prospectus supplement relating to such series of preferred stock, plus an amount equal to any accrued and unpaid dividends. Such distributions will be made before any distribution is made on any securities ranking junior relating to liquidation, including common stock.
     If the liquidation amounts payable relating to the preferred stock of any series and any other securities ranking on a parity regarding liquidation rights are not paid in full, the holders of the preferred stock of such series and such other securities will share in any such distribution of our available assets on a ratable basis in proportion to the full liquidation preferences. Holders of such series of preferred stock will not be entitled to any other amounts from us after they have received their full liquidation preference.
Voting Rights
     The holders of shares of preferred stock will have no voting rights, except:
•	as otherwise stated in the prospectus supplement;

•	as otherwise stated in the certificate of designation establishing such series; and

•	as required by applicable law.
DESCRIPTION OF COMMON STOCK
     The following description of our common stock is only a summary. We encourage you to read our Amended and Restated Certificate of Incorporation, which is incorporated by reference into the registration statement of which this prospectus forms a part. As of the date of this prospectus, we are authorized to issue up to 500,000,000 shares of common stock, $0.01 par value per share. As of February 9, 2009, we had outstanding 236,232,031 shares of our common stock.
Liquidation Rights
     Upon voluntary or involuntary liquidation, dissolution or winding up, the holders of our common stock share ratably in the assets remaining after payments to creditors and provision for the preference of any preferred stock.
Dividends
     Except as otherwise provided by the Delaware General Corporation Law or our Amended and Restated Certificate of Incorporation, the holders of our common stock, subject to the rights of holders of any series of preferred stock, shall share ratably in all dividends as may from time to time be declared by our Board of Directors in respect of our common stock out of funds legally available for the payment thereof and payable in cash, stock or otherwise, and in all other distributions (including, without limitation, our dissolution, liquidation and winding up), whether in respect of liquidation or dissolution (voluntary or involuntary) or otherwise, after payment of liabilities and liquidation preference on any outstanding preferred stock.
Voting Rights
     Except as otherwise provided by the Delaware General Corporation Law or our certificate of incorporation and subject to the rights of holders of any series of preferred stock, all the voting power of our stockholders shall be vested in the holders of our common stock, and each holder of our common stock shall have one vote for each share held by such holder on all matters voted upon by our stockholders.
     Subject to the rights of holders of any outstanding shares of preferred stock to act by written consent, our stockholders may not take any action by written consent in lieu of a meeting and must take any action at a duly called annual or special meeting of stockholders.
     The affirmative vote of holders of at least two-thirds of the combined voting power of our outstanding shares eligible to vote in the election of directors is required to alter, amend or repeal provisions in the Amended and Restated Certificate of Incorporation regarding indemnification, classification of directors, action by written consent and changes to voting requirements applicable to such provisions.

Conversion and Exchange
     Our common stock is not convertible into, or exchangeable for, any other class or series of our capital stock.
Transfer Agent
     The transfer agent for the common stock is Bank of New York Mellon.
Board of Directors; Classification of Directors
     Except as otherwise provided in our Amended and Restated Certificate of Incorporation or any duly authorized certificate of designations of any series of preferred stock, directors are elected by a plurality of the votes of the shares entitled to vote in the election of directors present in person or represented by proxy at the meeting of the stockholders at which directors are elected.
     At each annual meeting of stockholders, our directors are elected to hold office until the expiration of the term for which they are elected, and until their successors have been duly elected and qualified; except that if any such election is not so held, such election will take place at a stockholders’ meeting called and held in accordance with the Delaware General Corporation Law (“DGCL”). Our directors are divided into three classes as nearly equal in size as is practicable, designated Class I, Class II and Class III. At each annual meeting, directors to replace those of a class whose terms expire at such annual meeting will be elected to hold office until the third succeeding annual meeting and until their respective successors have been duly elected and qualified. If the number of directors is changed, any newly created directorships or decrease in directorships will be so apportioned among the classes as to make all classes as nearly equal in number as practicable.
Miscellaneous
     Holders of our common stock have no preemptive or other rights to subscribe for or purchase additional securities of ours. We are subject to Section 203 of the DGCL. Shares of our common stock are not subject to calls or assessments. No personal liability will attach to holders of our common stock under the laws of the State of Delaware (our state of incorporation) or of the State of New Jersey (the state in which our principal place of business is located). All of the outstanding shares of our common stock are fully paid and nonassessable. Our common stock is listed and traded on the New York Stock Exchange under the symbol “NRG.”

PLAN OF DISTRIBUTION
     We may sell the securities offered pursuant to this prospectus in any of the following ways:
•	directly to one or more purchasers;

•	through agents;

•	through underwriters, brokers or dealers; or

•	through a combination of any of these methods of sale.
     We will identify the specific plan of distribution, including any underwriters, brokers, dealers, agents or direct purchasers and their compensation in a prospectus supplement.
LEGAL MATTERS
     Kirkland & Ellis LLP, Chicago, Illinois will issue an opinion about certain legal matters with respect to the securities. Any underwriters or agents will be advised about other issues relating to any offering by counsel named in the applicable prospectus supplement.
EXPERTS
     The consolidated financial statements and schedule of NRG Energy, Inc. (the “Company”) as of December 31, 2008, and for the years in the three year period ended December 31, 2008 and the assessment of the effectiveness of internal control over financial reporting as of December 31, 2008, included in the Company’s Form 10-K, which is incorporated by reference in this registration statement, have been incorporated by reference herein in reliance upon the reports of KPMG LLP, an independent registered accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.
WHERE YOU CAN FIND MORE INFORMATION
     We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission, or the SEC. You can inspect and copy these reports, proxy statements and other information at the Public Reference Room of the SEC, 100 F Street, N.E., Washington, D.C. 20549. You can obtain copies of these materials from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room. NRG’s SEC filings will also be available to you on the SEC’s website at http://www.sec.gov and through the New York Stock Exchange, 20 Broad Street, New York, New York 10005, on which our common stock is listed.
     We have filed with the SEC a registration statement on Form S-3 relating to the securities covered by this prospectus. This prospectus, which forms a part of the registration statement, does not contain all the information that is included in the registration statement. You will find additional information about us in the registration statement. Any statements made in this prospectus concerning the provisions of legal documents are not necessarily complete and you should read the documents that are filed as exhibits to the registration statement or otherwise filed with the SEC for a more complete understanding of the document or matter.
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE
     The SEC allows the “incorporation by reference” of the information filed by us with the SEC into this prospectus, which means that important information can be disclosed to you by referring you to those documents and those documents will be considered part of this prospectus. Information that we file later with the SEC will automatically update and supersede the previously filed information. The documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than portions of these documents deemed to be “furnished” or not deemed to be “filed,” including the portions of these documents that are either (1) described in paragraphs (d)(1), (d)(2), (d)(3) or (e)(5) of Item 407 of Regulation S-K promulgated by the SEC or (2) furnished under Item 2.02 or Item 7.01 of a Current Report on Form 8-K, including any exhibits included with such Items) are incorporated by reference herein:
•	Our annual report on Form 10-K for the year ended December 31, 2008 filed on February 12, 2009.

•	Our current reports on Form 8-K filed on January 7, 2009 and January 30, 2009.

•	The description of our common stock contained in the Registration Statement on Form 8-A dated March 22, 2004 filed with the SEC to register such securities under the Exchange Act including any amendment or report filed for the purpose of updating such description.
     If you make a request for such information in writing or by telephone, we will provide you, without charge, a copy of any or all of the information incorporated by reference into this prospectus. Any such request should be directed to:
NRG Energy, Inc.
211 Carnegie Center
Princeton, NJ 08540
(609) 524-4500
Attention: Corporate Secretary
     You should rely only on the information contained in, or incorporated by reference in, this prospectus. We have not authorized anyone else to provide you with different or additional information. This prospectus does not offer to sell or solicit any offer to buy any notes in any jurisdiction where the offer or sale is unlawful. You should not assume that the information in this prospectus or in any document incorporated by reference is accurate as of any date other than the date on the front cover of the applicable document.

NRG Energy, Inc.
Debt Securities
Preferred Stock
Common Stock

PROSPECTUS
     You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with different information. You should not assume that the information contained or incorporated by reference in this prospectus is accurate as of any date other than the date of this prospectus. We are not making an offer of these securities in any state where the offer is not permitted.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 14. Other Expenses of Issuance and Distribution.
     The following is a statement of the estimated expenses, to be paid solely by the registrant, of the issuance and distribution of the securities being registered hereby:

Amount to be
Paid
SEC registration fee	$ *
Legal fees and expenses	**
Accounting fees and expenses	15,000
Stock exchange listing fees.	**
Blue sky fees	**
Printing fees	**
Rating agency fees	**
Trustee’s fees and expenses	**
Miscellaneous	**

Total	$15,000

*	In accordance with Rules 456(b) and 457(r), we are deferring payment of the registration fee.

**	These fees are calculated based on the securities offered and the number of issuances and accordingly cannot be estimated at this time.
Item 15. Indemnification of Directors and Officers.
Delaware
     Section 145 of the DGCL authorizes a corporation, subject to the procedures and limitations stated therein, to indemnify its directors, officers, employees and agents against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement reasonably incurred provided they act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, they had no reasonable cause to believe their conduct was unlawful. In the case of proceedings brought by or on behalf of the corporation, indemnification is limited to expenses and is not permitted if the individual is adjudged liable to the corporation, unless the court determines otherwise. The statute provides that indemnification pursuant to its provisions is not exclusive of other rights of indemnification to which a person may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise.
     Article NINE of our Amended and Restated Certificate of Incorporation provides for the limitation of liability of directors and for the indemnification of directors and officers. Article NINE states that to the fullest extent permitted by the DGCL, and except as otherwise provided in our Amended and Restated By-laws, (i) no director of the Company shall be liable to the Company or its stockholders for monetary damages arising from a breach of fiduciary duty owed to the Company or its stockholders; and (ii) the Company shall indemnify its officers and directors.
     Set forth below are material provisions of Article FIVE of our by-laws that authorize the indemnification of directors and officers:
•	Section 1 of Article FIVE provides that our directors and officers shall be indemnified and held harmless by the Company to the fullest extent authorized by the DGCL. In addition, this right of indemnification continues to persons who have ceased to be our directors or officers and to his or her heirs, executors and administrators; provided, however, that, except with respect to proceedings to enforce rights to indemnification, the Company shall not indemnify any such indemnitee in connection with a proceeding initiated by such indemnitee except to the extent such proceeding was authorized in writing by the Board of Directors of the Company.

•	Section 3 of Article FIVE provides that the Company may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a director, officer, employee or agent of the Company against any expense, liability or loss asserted against him or her and incurred by him or her in any such capacity, whether or not the Company would have the power to indemnify such person against such expenses, liability or loss under the DGCL.

•	Section 5 of Article FIVE provides that the rights to indemnification conferred in Article FIVE of our by-laws and in our certificate of incorporation shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, by-law, agreement, vote of stockholders or disinterested directors or otherwise.
     The charter documents of each of NRG Generation Holdings, Inc. and Texas Genco Financing Corp. provide for the indemnification of directors and officers to the fullest extent authorized by the DGCL.
     The bylaws of NRG Generation Holdings, Inc. provide, subject to certain exceptions, for the indemnification of all current and former directors, officers, employees or agents against expenses, judgments, fines and amounts paid in connection with actions (other than actions by or in the right of the corporation for which the person seeking indemnification has been adjudicated liable to the corporation) taken against such person by reason of the fact that he or she was a director, officer, employee or agent of the corporation. The bylaws of Texas Genco Financing Corp. provide, subject to certain exceptions, for the indemnification of all current and former directors, officers, employees or agents against expenses, judgments, fines and amounts paid in connection with actions to which such person is a party by reason of the fact that he or she was a director, officer, employee or agent of the corporation, except that the corporation shall be required to indemnify a person for an action initiated by that person only if the proceeding was authorized by the board of directors. The bylaws of Indian River Operations Inc., Lake Erie Properties Inc., NEO Power Services Inc., NRG Affiliate Services Inc., NRG Arthur Kill Operations Inc., NRG Asia-Pacific Ltd., NRG Astoria Gas Turbine Operations Inc., NRG Cabrillo Power Operations Inc., NRG Cadillac Operations Inc., NRG Connecticut Affiliate Services Inc., NRG Devon Operations Inc., NRG Dunkirk Operations, Inc., NRG El Segundo Operations Inc., NRG Huntley Operations Inc., NRG MidAtlantic Affiliate Services Inc., NRG Middletown Operations Inc., NRG Montville Operations Inc., NRG North Central Operations, Inc., NRG Northeast Affiliate Services Inc., NRG Norwalk Harbor Operations Inc., NRG Operating Services Inc., NRG Oswego Harbor Power Operations Inc., NRG Saguaro Operations Inc., NRG South Central Affiliate Services Inc., NRG South Central Operations Inc., NRG Western Affiliate Services Inc., Somerset Operations Inc. and Vienna Operations, Inc. provide generally for the indemnification of directors and officers to the fullest extent authorized by the DGCL, except that the corporation shall be required to indemnify a person for an action initiated by that person only if the proceeding was authorized by the board of directors.
     Section 18-108 of the Delaware Limited Liability Company Act provides that a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.
     The limited liability company agreements of each of Arthur Kill Power LLC, Astoria Gas Turbine Power LLC, Big Cajun II Unit 4 LLC, Commonwealth Atlantic Power LLC, Conemaugh Power LLC, Connecticut Jet Power LLC, Devon Power LLC, Dunkirk Power LLC, Huntley IGCC LLC, Huntley Power LLC, Indian River Power LLC, Keystone Power LLC, Middletown Power LLC, Montville Power LLC, NEO Chester-Gen LLC, NEO Freehold-Gen LLC, Norwalk Power LLC, NRG Bayou Cove LLC, NRG California Peaker Operations LLC, NRG International LLC, NRG New Jersey Energy Sales LLC, NRG New Roads Holdings LLC, NRG Rocky Road LLC, NRG South Central Generating LLC, NRG West Coast LLC, Oswego Harbor Power LLC, Saguaro Power LLC, San Juan Mesa Wind Project II, LLC, Somerset Power LLC and Vienna Power LLC provide, to the fullest extent permitted under Delaware law, that the companies may indemnify any member, manager, officer, employee or agent of the companies from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer, employee or agent of the companies, provided the person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the company.

     The limited liability company agreements of each of Berrians I Gas Turbine Power LLC, Cabrillo Power I LLC, Cabrillo Power II LLC, El Segundo Power, LLC, James River Power LLC, NRG Kaufman LLC, NRG Mesquite LLC and WCP (Generation) Holdings LLC provide that the companies shall indemnify each member representative from any claims asserted by or of behalf of any person that are attributable to such representative’s service on the management committee, other than such claims arising out of the fraud or willful misconduct of such representative.
     The limited liability company agreements of each of GCP Funding Company LLC, Louisiana Generating LLC, New Genco GP LLC and Texas Genco LP, LLC provide that the companies shall, to the fullest extent permitted by Delaware law, indemnify any member, officer, or their respective affiliates or agents, for any loss, damage or claim incurred by such person by reason of any act or omission performed or omitted by such person in good faith on behalf of the company and in a manner reasonably believed to be within the scope of the authority conferred on such member or officer by the limited liability company agreement.
     The limited liability company agreements of each of Indian River IGCC LLC, Montville IGCC LLC, NRG Cedar Bayou Development Company LLC, NRG Construction LLC, NRG Power Marketing LLC, NRG Texas LLC, NRG Texas Power LLC and West Coast Power LLC provide that the companies shall, to the fullest extent permitted by Delaware law, indemnify any member, manager, or their respective affiliates or agents, for any losses arising from any actions in which the covered person is involved by reason of the covered person’s relation to the company. The covered persons shall not be entitled to indemnification with respect to any claim with respect to which the covered person has engaged in fraud, willful misconduct, bad faith or gross negligence, or with respect to any claim brought by the covered person unless authorized by the board.
     Section 17-108 of the Delaware Revised Uniform Limited Partnership Act empowers a Delaware limited partnership to indemnify and hold harmless any partner or other persons from and against any and all claims and demands whatsoever.
Virginia
     Sections 13.1-697, -698, -699, -701, -702, -703 and -704 of the Virginia Stock Corporation Act (“VSCA”) provide, generally and in part, that a corporation may indemnify an individual made a party to a proceeding because he is or was a director, against liability incurred in the proceeding if he conducted himself in good faith and reasonably believed, in the case of conduct in his official capacity with the corporation, that his conduct was in its best interests, or in all other cases, that his conduct was at least not opposed to its best interests and, in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful; provided, however, that a corporation may not indemnify a director in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation or in connection with any other proceeding charging improper personal benefit to him in which he was adjudged liable. Such indemnification in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection therewith. Unless limited by a corporation’s certificate of incorporation, similar indemnity with respect to expenses incurred is mandatory under the above-referenced Sections of the VSCA for a director or officer who was wholly successful on the merits or otherwise, in defense of any proceedings to which he was a party because he is or was a director or officer, as the case may be. Any such indemnification may be made only as authorized in each specific case after a determination by disinterested directors, special legal counsel or disinterested shareholders that indemnification is permissible because the indemnitee has met the applicable standard of conduct. Directors and officers may also apply for court-ordered indemnification. Pursuant to Section 13.1-704 of the VSCA, a corporation may also indemnify and advance expenses to any director or officer to the extent provided by the corporation’s certificate of incorporation, any bylaw made by the shareholders or any resolution adopted by the shareholders, except an indemnity against willful misconduct or a knowing violation of the criminal law.
     The bylaws of Chickahominy River Energy Corp. provide generally for the indemnification of directors and officers to the fullest extent authorized by the VSCA, except that the corporation shall only be required to indemnify a person for an action initiated by that person if the proceeding was authorized by the board of directors.
California
     Section 317 of the California General Corporation Law (“CAGCL”) authorizes a court to award, or a corporation to grant, indemnity to officers, directors and other agents for reasonable expenses incurred in connection with the defense or settlement of an action by or in the right of the corporation or in a proceeding by reason of the fact that the person is or was an officer, director, or agent of the corporation. Indemnity is available where the person party to a proceeding or action acted in good faith and in a manner reasonably believed to be in the best interests of the corporation and its shareholders and, with respect to criminal actions, had no reasonable cause to believe his conduct was unlawful. To the extent a corporation’s officer, director or agent is successful on the merits in the defense of any proceeding or any claim, issue or related matter, that person shall be indemnified against expenses actually and reasonably incurred. Under Section 317 of the CAGCL, expenses incurred in defending any proceeding may be advanced by the corporation prior to the final disposition of the proceeding upon receipt of any undertaking by or on behalf of the officer, director, employee or agent to repay that amount if it is ultimately determined that the person is not entitled to be indemnified. Indemnifications are to be made by a majority vote of a quorum of disinterested directors, or by approval of members not including those persons to be indemnified, or by the court in which such proceeding is or was pending upon application made by either the corporation, the agent, the attorney, or other person rendering services in connection with the defense. The indemnification provided by Section 317 is not exclusive of any other rights to which those seeking indemnification may be entitled.
     The charter documents of Hanover Energy Company authorize the corporation to provide indemnification of agents through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors, or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations code, subject only to the applicable limits set forth in Section 204 of the California Corporations Code with respect to actions for breach of duty to the corporation or its shareholders.
     The bylaws of Hanover Energy Company and Eastern Sierra Energy Company provide, subject to certain exceptions, to the fullest extent permissible under California law, for the indemnification of all current and former directors and officers in connection with actions to which such person is a party by reason of the fact that he or she was a director or officer of the corporation, except that the corporation shall only be required to indemnify a person for an action initiated by that person if the proceeding was authorized by the board of directors. The bylaws also provide that employees and agents may be indemnified by the company to subject to the terms of any agreement between the corporation and the person, be indemnified to the fullest extent permissible under California law.
     Section 17155 of the Beverly-Killea Limited Liability Company Act, which provides that, except for a breach of certain fiduciary duties, the articles of organization or written operating agreement of a limited liability company may provide for indemnification of any person, including, without limitation, any manager, member, officer, employee or agent of the limited liability company, against judgments, settlements, penalties, fines or expenses of any kind incurred as a result of acting in that capacity.
     The limited liability company agreement of Hoffman Summit Wind Project LLC provides, to the fullest extent permitted under California law, that the company may indemnify any member, manager, officer, employee or agent of the companies from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer, employee or agent of the companies, provided the person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the company.

Minnesota
     Section 302A.521 of the Minnesota Business Corporation Act provides that a corporation shall indemnify any person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of such person, under certain circumstances and subject to certain conditions and limitations as stated therein and set forth in the articles of incorporation or bylaws of such corporation, against judgments, penalties, fines (including, without limitation, excise taxes assessed against such person with respect to any employee benefit plan), settlements and reasonable expenses (including attorneys’ fees and disbursements incurred by such person in connection with the proceeding) if, with respect to the acts or omissions of such person complained of in the proceeding, such person: has not been indemnified therefor by another organization or employee benefit plan, acted in good faith, received no improper personal benefit and, in the case of a conflict of interest, any requirements relating to directors’ conflicts of interest as set forth under the Minnesota Statutes Section 302A.255, as applicable, have been satisfied, in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful, and reasonably believed that the conduct was in the best interests of the corporation or reasonably believed that the conduct was not opposed to the best interests of the corporation.
     The bylaws of NEO Corporation provide that the corporation shall indemnify any person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person acting for the corporation or acting in an official capacity with another entity at the direction or request of the corporation, according to the terms and under the procedures provided in Minnesota Statutes Section 302A.
Texas
     Article 2.02-1 of the Texas Business Corporation Act (“TXBCA”) authorizes a Texas corporation to indemnify a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding, including any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative because the person is or was a director. The TXBCA provides that unless a court of competent jurisdiction determines otherwise, indemnification is permitted only if it is determined that the person (1) conducted himself in good faith; (2) reasonably believed (a) in the case of conduct in his official capacity as a director of the corporation, that his conduct was in the corporation’s best interests; and (b) in all other cases, that his conduct was at least not opposed to the corporation’s best interests; and (3) in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful. A person may be indemnified under Article 2.02-1 of the TXBCA against judgments, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses actually incurred by the person (including court costs and attorneys’ fees), but if the person is found liable to the corporation or is found liable on the basis that personal benefit was improperly received by him, the indemnification is limited to reasonable expenses actually incurred and shall not be made in respect of any proceeding in which the person has been found liable for willful or intentional misconduct in the performance of his duty to the corporation. A corporation is obligated under Article 2.02-1 of the TXBCA to indemnify a director or officer against reasonable expenses incurred by him in connection with a proceeding in which he is named defendant or respondent because he is or was director or officer if he has been wholly successful, on the merits or otherwise, in the defense of the proceeding. Under Article 2.02-1 of the TXBCA a corporation may (1) indemnify and advance expenses to an officer, employee, agent or other persons who are or were serving at the request of the corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another entity to the same extent that it may indemnify and advance expenses to its directors, (2) indemnify and advance expenses to directors and such other persons identified in (1) to such further extent, consistent with law, as may be provided in the corporation’s articles of incorporation, bylaws, action of its board of directors, or contract or as permitted by common law and (3) purchase and maintain insurance or another arrangement on behalf of directors and such other persons identified in (1) against any liability asserted against him and incurred by him in such a capacity or arising out of his status as such a person.
     The bylaws of Texas Genco Holdings, Inc. provide for indemnification of directors and officers to the fullest extent permissible under Texas law. The bylaws also provide the company may indemnify any other agent of the company in connection with their agency to the fullest extent permissible under Texas law.
     Article 2.20 of the Texas Limited Liability Company Act authorizes a limited liability company to indemnify members and managers, officers, and other persons and purchase and maintain liability insurance for such persons. To the extent that at law or in equity, a member, manager, officer, or other person has duties (including fiduciary duties) and liabilities relating thereto to a limited liability company or to another member or manager, such duties and liabilities may be expanded or restricted by provisions in the regulations.
     The regulations of Texas Genco GP, LLC provide for indemnification of members, managers, officers, employees or agents of the company to the full extent permissible under Texas law who are party to any action by reason of the indemnitee’s relation to the company, provided the indemnitee acted in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to the best interests of the company, and, with respect to any criminal action or proceeding, did not have reasonable cause to believe the indemnitee’s conduct was unlawful.
     Article 11 of the Texas Revised Limited Partnership Act (“TRLPA”) provides for the indemnification of a general partner, limited partner, employee or agent by the limited partnership under certain circumstances against expenses and liabilities incurred in legal proceedings involving such persons because of their being or having been a general partner, limited partner, employee or agent of the limited partnership. Under the TRLPA, a limited partnership may purchase insurance on behalf of a general partner, limited partner, employee or agent of the limited partnership against any liability incurred regardless of whether the person could be indemnified under the TLRPA.
     The limited partnership agreements of NRG South Texas LP and Texas Genco Services, LP provide for the indemnification of any general partner, limited partner, employee or agent of the partnership to the fullest extent permissible under Texas law in any action to which the indemnitee becomes, or is threatened to be made, a respondent or defendant because of the indemnitee’s relation to the partnership. The partnerships may also purchase insurance against any liabilities incurred with regard to a general partner, limited partner, employee or agent.
Item 16. Exhibits.
     Reference is made to the attached Exhibit Index.
Item 17. Undertakings.
(a)	Each of the undersigned registrants hereby undertakes:
(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)	To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.
(2)	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	That, for the purpose of determining liability under the Securities Act to any purchaser:
(i)	Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.
(5)	That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:
(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)	The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.
(b) Each of the undersigned registrants hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of such annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions referred to in Item 15, or otherwise, each of the registrants has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by such registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, such registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG ENERGY, INC.
/s/ David Crane
David Crane
President and Chief Executive Officer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief Financial Officer	February 13, 2009
Clint C. Freeland	(principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer (principal accounting officer)

/s/ Howard E. Cosgrove	Chairman of the Board of Directors	February 13, 2009
Howard E. Cosgrove

Signature	Capacity	Date

/s/ John F. Chlebowski	Director	February 13, 2009
John F. Chlebowski

/s/ Lawrence S. Coben	Director	February 13, 2009
Lawrence S. Coben

/s/ Stephen L. Cropper	Director	February 13, 2009
Stephen L. Cropper

/s/ William E. Hantke	Director	February 13, 2009
William E. Hantke

/s/ Paul W. Hobby	Director	February 13, 2009
Paul W. Hobby

/s/ Kathleen A. McGinty	Director	February 13, 2009
Kathleen A. McGinty

/s/ Anne C. Schaumburg	Director	February 13, 2009
Anne C. Schaumburg

/s/ Herbert H. Tate	Director	February 13, 2009
Herbert H. Tate

/s/ Thomas H. Weidemeyer	Director	February 13, 2009
Thomas H. Weidemeyer

/s/ Walter R. Young	Director	February 13, 2009
Walter R. Young

SIGNATURES
          Pursuant to the requirements of the Securities Act, Arthur Kill Power LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

ARTHUR KILL POWER LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc.
(principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc.
(principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG
Energy, Inc. (principal accounting officer)

NRG ENERGY, INC.		Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Astoria Gas Turbine Power LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

ASTORIA GAS TURBINE POWER LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

NRG ENERGY, INC.	Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Berrians I Gas Turbine Power LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

BERRIANS I GAS TURBINE POWER LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

NRG ENERGY, INC.	Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Big Cajun II Unit 4 LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

BIG CAJUN II UNIT 4 LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

NRG SOUTH CENTRAL GENERATING LLC	Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Cabrillo Power I LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

CABRILLO POWER I LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

WEST COAST POWER LLC	Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Cabrillo Power II LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

CABRILLO POWER II LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

WEST COAST POWER LLC	Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Chickahominy River Energy Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

CHICKAHOMINY RIVER ENERGY CORP.
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

/s/ Robert M. Henry
Robert M. Henry	Sole Director	February 13, 2009

SIGNATURES
          Pursuant to the requirements of the Securities Act, Commonwealth Atlantic Power LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

COMMONWEALTH ATLANTIC POWER LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

NRG ENERGY, INC.	Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Conemaugh Power LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

CONEMAUGH POWER LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

NRG ENERGY, INC.	Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Connecticut Jet Power LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

CONNECTICUT JET POWER LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

NRG ENERGY, INC.	Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Devon Power LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

DEVON POWER LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

NRG ENERGY, INC.	Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Dunkirk Power LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

DUNKIRK POWER LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

NRG ENERGY, INC.	Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Eastern Sierra Energy Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

EASTERN SIERRA ENERGY COMPANY
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

/s/ M. Stephen Hoffmann M. Stephen Hoffmann	Director

Signature	Capacity	Date

/s/ David Lloyd David Lloyd	Director	February 13, 2009

SIGNATURES
          Pursuant to the requirements of the Securities Act, El Segundo Power, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

EL SEGUNDO POWER, LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

WEST COAST POWER LLC	Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, El Segundo Power II LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

EL SEGUNDO POWER II LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG, Energy, Inc. (principal accounting officer)	February 13, 2009

WEST COAST POWER LLC	Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, GCP Funding Company LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

GCP FUNDING COMPANY LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Management Board Member

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

NRG TEXAS LLC	Sole Member

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Hanover Energy Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

HANOVER ENERGY COMPANY
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

/s/ Robert M. Henry	Sole Director	February 13, 2009
Robert M. Henry

SIGNATURES
          Pursuant to the requirements of the Securities Act, Hoffman Summit Wind Project LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

HOFFMAN SUMMIT WIND PROJECT LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

PADOMA WIND POWER, LLC	Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Huntley IGCC LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

HUNTLEY IGCC LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

NRG ENERGY, INC.	Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Huntley Power LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

HUNTLEY POWER LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

NRG ENERGY, INC.	Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Indian River IGCC LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

INDIAN RIVER IGCC LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

NRG ENERGY, INC.	Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Indian River Operations Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

INDIAN RIVER OPERATIONS INC.
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

/s/ J. Andrew Murphy J. Andrew Murphy	Sole Director	February 13, 2009

SIGNATURES
          Pursuant to the requirements of the Securities Act, Indian River Power LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

INDIAN RIVER POWER LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

NRG ENERGY, INC.	Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, James River Power LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

JAMES RIVER POWER LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

NRG ENERGY, INC.	Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Kaufman Cogen LP certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

KAUFMAN COGEN LP
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

NRG KAUFMAN LLC By: /s/ Christopher S. Sotos Christopher S. Sotos	General Partner	February 13, 2009
Treasurer

Signature	Capacity	Date

NRG ENERGY, INC.	Sole Member of General Partner	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Keystone Power LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

KEYSTONE POWER LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

NRG ENERGY, INC.	Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Lake Erie Properties Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

LAKE ERIE PROPERTIES INC.
/s/ Christopher S. Sotos
Christopher S. Sotos
Vice President and Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

/s/ Gerald F. Pittman	Sole Director	February 13, 2009
Gerald F. Pittman

SIGNATURES
          Pursuant to the requirements of the Securities Act, Louisiana Generating LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

LOUISIANA GENERATING LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

NRG SOUTH CENTRAL GENERATING LLC	Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Middletown Power LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

MIDDLETOWN POWER LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

NRG ENERGY, INC.	Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Montville IGCC LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

MONTVILLE IGCC LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13,2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc.
(principal accounting officer)

NRG ENERGY, INC.		Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos

Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Montville Power LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

MONTVILLE POWER LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

NRG ENERGY, INC.		Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos

Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, NEO Chester-Gen LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NEO CHESTER-GEN LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

NEO CORPORATION		Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos

Christopher S. Sotos
Treasurer

/s/ Robert M. Henry	Sole Director of Sole Member	February 13, 2009
Robert M. Henry

SIGNATURES
          Pursuant to the requirements of the Securities Act, NEO Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NEO CORPORATION
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

/s/ Robert M. Henry	Sole Director	February 13, 2009
Robert M. Henry

SIGNATURES
          Pursuant to the requirements of the Securities Act, NEO Freehold-Gen LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NEO FREEHOLD-GEN LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

NEO CORPORATION		Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos

Christopher S. Sotos
Treasurer

/s/ Robert M. Henry	Sole Director of Sole Member	February 13, 2009
Robert M. Henry

SIGNATURES
          Pursuant to the requirements of the Securities Act, NEO Power Services Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NEO POWER SERVICES INC.
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc.
(principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc.
(principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG
Energy, Inc.
(principal accounting officer)

/s/ Robert M. Henry	Sole Director	February 13, 2009
Robert M. Henry

SIGNATURES
          Pursuant to the requirements of the Securities Act, New Genco GP LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NEW GENCO GP LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Vice President and Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc.
(principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of
NRG Energy, Inc.
(principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG
Energy, Inc.
(principal accounting officer)

NRG TEXAS LLC	Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos

Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Norwalk Power LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NORWALK POWER LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc.
(principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc.
(principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG
Energy, Inc.
(principal accounting officer)

NRG ENERGY, INC.	Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG Affiliate Services Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG AFFILIATE SERVICES INC.
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

/s/ Jill E. Nangeroni	Sole Director	February 13, 2009
Jill E. Nangeroni

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG Arthur Kill Operations Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG ARTHUR KILL OPERATIONS INC.
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

/s/ J. Andrew Murphy	Sole Director	February 13, 2009
J. Andrew Murphy

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG Asia-Pacific Ltd. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG ASIA-PACIFIC LTD.
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

/s/ Robert C. Flexon	Sole Director	February 13, 2009
Robert C. Flexon

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG Astoria Gas Turbine Operations Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG ASTORIA GAS TURBINE OPERATIONS INC.
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

/s/ J. Andrew Murphy	Sole Director	February 13, 2009
J. Andrew Murphy

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG Bayou Cove LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG BAYOU COVE LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

NRG SOUTH CENTRAL GENERATING LLC	Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG Cabrillo Power Operations Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG CABRILLO POWER OPERATIONS INC.
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

/s/ J. Andrew Murphy	Sole Director	February 13, 2009
J. Andrew Murphy

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG Cadillac Operations Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG CADILLAC OPERATIONS INC.
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

/s/ J. Andrew Murphy	Sole Director	February 13, 2009
J. Andrew Murphy

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG California Peaker Operations LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG CALIFORNIA PEAKER OPERATIONS LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

NRG OPERATING SERVICES, INC	Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos

Christopher S. Sotos Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG Cedar Bayou Development Company LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG CEDAR BAYOU DEVELOPMENT COMPANY LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

NRG ENERGY, INC.	Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG Connecticut Affiliate Services Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG CONNECTICUT AFFILIATE SERVICES INC.
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

/s/ Jill E. Nangeroni	Sole Director	February 13, 2009
Jill E. Nangeroni

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG Construction LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG CONSTRUCTION LLC
/s/ Rachel Smith
Rachel Smith
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc.
(principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc.
(principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG
Energy, Inc.
(principal accounting officer)

NRG ENERGY, INC.	Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG Devon Operations Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG DEVON OPERATIONS INC.
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc.
(principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc.
(principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG
Energy, Inc.
(principal accounting officer)

/s/ J. Andrew Murphy	Sole Director	February 13, 2009
J. Andrew Murphy

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG Dunkirk Operations, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG DUNKIRK OPERATIONS, INC.
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc.
(principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc.
(principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG
Energy, Inc.
(principal accounting officer)

/s/ J. Andrew Murphy	Sole Director	February 13, 2009
J. Andrew Murphy

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG El Segundo Operations Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG EL SEGUNDO OPERATIONS INC.
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc.
(principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc.
(principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG
Energy, Inc.
(principal accounting officer)

/s/ J. Andrew Murphy	Sole Director	February 13, 2009
J. Andrew Murphy

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG Generation Holdings, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG GENERATION HOLDINGS, INC.
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc.
(principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc.
(principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG
Energy, Inc. (principal accounting officer)

/s/ Catherine Callaway Catherine Callaway	Director	February 13, 2009

Signature	Capacity	Date
/s/ Kevin T. Howell Kevin T. Howell	Director	February 13, 2009

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG Huntley Operations Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG HUNTLEY OPERATIONS INC.
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc.
(principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc.
(principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG
Energy, Inc.
(principal accounting officer)

/s/ J. Andrew Murphy	Sole Director	February 13, 2009
J. Andrew Murphy

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG International LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG INTERNATIONAL LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc.
(principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc.
(principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG
Energy, Inc.
(principal accounting officer)

NRG ENERGY, INC.	Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG Kaufman LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG KAUFMAN LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc.
(principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc.
(principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG
Energy, Inc.
(principal accounting officer)

NRG ENERGY, INC.	Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG Mesquite LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG MESQUITE LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc.
(principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc.
(principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG
Energy, Inc.
(principal accounting officer)

NRG ENERGY, INC.	Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG MidAtlantic Affiliate Services Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG MIDATLANTIC AFFILIATE SERVICES INC.
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

/s/ Jill E. Nangeroni Jill E. Nangeroni	Sole Director	February 13, 2009

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG Middletown Operations Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG MIDDLETOWN OPERATIONS INC.
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

/s/ J. Andrew Murphy J. Andrew Murphy	Sole Director	February 13, 2009

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG Montville Operations Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG MONTVILLE OPERATIONS INC.
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

/s/ J. Andrew Murphy J. Andrew Murphy	Sole Director	February 13, 2009

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG New Jersey Energy Sales LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG NEW JERSEY ENERGY SALES LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

NRG POWER MARKETING LLC		Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG New Roads Holdings LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG NEW ROADS HOLDINGS LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

NRG SOUTH CENTRAL GENERATING LLC		Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG North Central Operations, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG NORTH CENTRAL OPERATIONS, INC.
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

/s/ J. Andrew Murphy J. Andrew Murphy	Sole Director	February 13, 2009

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG Northeast Affiliate Services Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG NORTHEAST AFFILIATE SERVICES INC.
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

/s/ Jill E. Nangeroni Jill E. Nangeroni	Sole Director	February 13, 2009

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG Norwalk Harbor Operations Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG NORWALK HARBOR OPERATIONS INC.
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

/s/ J. Andrew Murphy J. Andrew Murphy	Sole Director	February 13, 2009

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG Operating Services Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG OPERATING SERVICES INC.
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

/s/ J. Andrew Murphy J. Andrew Murphy	Sole Director	February 13, 2009

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG Oswego Harbor Power Operations Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG OSWEGO HARBOR POWER OPERATIONS INC.
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

/s/ J. Andrew Murphy J. Andrew Murphy	Sole Director	February 13, 2009

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG Power Marketing LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG POWER MARKETING LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Vice President and Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

NRG ENERGY, INC.		Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG Rocky Road LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG ROCKY ROAD LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc. (principal executive officer)	February 13, 2009

/s/ Clint C. Freeland Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)	February 13, 2009

/s/ James J. Ingoldsby James J. Ingoldsby	Vice President, Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)	February 13, 2009

NRG ENERGY, INC.		Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG Saguaro Operations Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG SAGUARO OPERATIONS INC.
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc.	February 13, 2009
David Crane	(principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc.	February 13, 2009
Clint C. Freeland	(principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

/s/ J. Andrew Murphy	Sole Director	February 13, 2009
J. Andrew Murphy

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG South Central Affiliate Services Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG SOUTH CENTRAL AFFILIATE SERVICES INC.
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc.	February 13, 2009
David Crane	(principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc.	February 13, 2009
Clint C. Freeland	(principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

/s/ Jill E. Nangeroni	Sole Director	February 13, 2009
Jill E. Nangeroni

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG South Central Generating LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG SOUTH CENTRAL GENERATING LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc.	February 13, 2009
David Crane	(principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc.	February 13, 2009
Clint C. Freeland	(principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc.
(principal accounting officer)

NRG ENERGY, INC.	Sole Member	February 13, 2009

By: /s/ Christopher S. Sotos
Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG South Central Operations Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG SOUTH CENTRAL OPERATIONS INC.
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc.	February 13, 2009
David Crane	(principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc.	February 13, 2009
Clint C. Freeland	(principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

/s/ J. Andrew Murphy	Sole Director	February 13, 2009
J. Andrew Murphy

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG South Texas LP certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG SOUTH TEXAS LP
By:	TEXAS GENCO GP, LLC
Its: Managing Partner

By:	/s/ Christopher S. Sotos
Name:	Christopher S. Sotos
Its: Vice President and Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and Director of NRG Energy, Inc.	February 13, 2009
David Crane	(principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief Financial Officer of NRG Energy, Inc.	February 13, 2009
Clint C. Freeland	(principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc.
(principal accounting officer)

TEXAS GENCO GP, LLC	General Partner	February 13, 2009

By: /s/ Christopher S. Sotos

Christopher S. Sotos
Vice President and Treasurer

Signature	Capacity	Date

TEXAS GENCO HOLDINGS, INC.	Sole Member of General Partner	February 13, 2009

By: /s/ Christopher S. Sotos

Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG Texas LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG TEXAS LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Vice President and Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009

James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

NRG ENERGY, INC.	Member	February 13, 2009

By: /s/ Christopher S. Sotos

Christopher S. Sotos
Vice President and Treasurer

Signature	Capacity	Date

NRG GENERATION HOLDINGS, INC.	Member	February 13, 2009

By: /s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG Texas Power LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG TEXAS POWER LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Vice President and Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009

Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009

James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

NRG TEXAS LLC

By: /s/ Christopher S. Sotos	Sole Member
Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG West Coast LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG WEST COAST LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009

James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

NRG ENERGY, INC.

By: /s/ Christopher S. Sotos	Sole Member	February 13, 2009
Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, NRG Western Affiliate Services Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

NRG WESTERN AFFILIATE SERVICES INC.
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

/s/ Jill E. Nangeroni	Sole Director	February 13, 2009
Jill E. Nangeroni

SIGNATURES
          Pursuant to the requirements of the Securities Act, Oswego Harbor Power LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

OSWEGO HARBOR POWER LLC

/s/ Christopher S. Sotos Christopher S. Sotos
Treasurer
POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

NRG ENERGY, INC.		Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Padoma Wind Power, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

PADOMA WIND POWER, LLC

/s/ Christopher S. Sotos Christopher S. Sotos
Treasurer
POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

NRG ENERGY, INC.		Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Saguaro Power LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

SAGUARO POWER LLC

/s/ Christopher S. Sotos Christopher S. Sotos
Treasurer
POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

NRG WEST COAST LLC		Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, San Juan Mesa Wind Project II, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

SAN JUAN MESA WIND PROJECT II, LLC

/s/ Christopher S. Sotos Christopher S. Sotos
Treasurer
POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

PADOMA WIND POWER, LLC		Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Somerset Operations Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

SOMERSET OPERATIONS INC.

/s/ Christopher S. Sotos Christopher S. Sotos
Treasurer
POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

/s/ J. Andrew Murphy	Sole Director	February 13, 2009
J. Andrew Murphy

SIGNATURES
          Pursuant to the requirements of the Securities Act, Somerset Power LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

SOMERSET POWER LLC

/s/ Christopher S. Sotos Christopher S. Sotos
Treasurer
POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

NRG ENERGY, INC.		Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Texas Genco Financing Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

TEXAS GENCO FINANCING CORP.

/s/ Christopher S. Sotos Christopher S. Sotos Vice President and Treasurer
POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

/s/ Catherine Callaway	Director	February 13, 2009
Catherine Callaway

Signature	Capacity	Date

/s/ Kevin T. Howell	Director	February 13, 2009
Kevin T. Howell

SIGNATURES
          Pursuant to the requirements of the Securities Act, Texas Genco GP, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

TEXAS GENCO GP, LLC

/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

TEXAS GENCO HOLDINGS, INC.		Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Texas Genco Holdings, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

TEXAS GENCO HOLDINGS, INC.

/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

/s/ Catherine Callaway	Sole Director	February 13, 2009
Catherine Callaway

SIGNATURES
          Pursuant to the requirements of the Securities Act, Texas Genco LP, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

TEXAS GENCO LP, LLC

/s/ Christopher S. Sotos Christopher S. Sotos
Management Committee Member
POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

TEXAS GENCO HOLDINGS, INC.		Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Texas Genco Operating Services, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

TEXAS GENCO OPERATING SERVICES, LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Vice President and Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

NRG TEXAS LLC		Sole Member

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Texas Genco Services, LP certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

TEXAS GENCO SERVICES, LP

By:	NEW GENCO GP, LLC
Its:	Managing Partner

By: Name:	/s/ Christopher S. Sotos Christopher S. Sotos
Its:	Vice President and Treasurer
POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

NEW GENCO GP, LLC		General Partner	February 13, 2009

By:	/s/ Christopher S. Sotos
Christopher S. Sotos
Vice President and Treasurer

NRG TEXAS LLC		Sole Member of General Partner	February 13, 2009

By:	/s/ Christopher S. Sotos
Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, Vienna Operations, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

VIENNA OPERATIONS, INC.
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

/s/ J. Andrew Murphy	Sole Director	February 13, 2009
J. Andrew Murphy

SIGNATURES
          Pursuant to the requirements of the Securities Act, Vienna Power LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

VIENNA POWER LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

NRG ENERGY, INC.		Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Vice President and Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, WCP (Generation) Holdings LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

WCP (GENERATION) HOLDINGS LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

NRG WEST COAST LLC		Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Treasurer

SIGNATURES
          Pursuant to the requirements of the Securities Act, West Coast Power LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on February 13, 2009.

WEST COAST POWER LLC
/s/ Christopher S. Sotos
Christopher S. Sotos
Treasurer

POWER OF ATTORNEY
     KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally David Crane, J. Andrew Murphy and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David Crane	President, Chief Executive Officer, and	February 13, 2009
David Crane	Director of NRG Energy, Inc. (principal executive officer)

/s/ Clint C. Freeland	Senior Vice President and Chief	February 13, 2009
Clint C. Freeland	Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ James J. Ingoldsby	Vice President,	February 13, 2009
James J. Ingoldsby	Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)

WCP (GENERATION) HOLDINGS LLC		Sole Member	February 13, 2009

By:	/s/ Christopher S. Sotos Christopher S. Sotos
Treasurer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Form of Underwriting Agreement related to debt securities, preferred stock and common stock *

3.1	Amended and Restated Certificate of Incorporation ( incorporated by reference to NRG Energy, Inc.’s current report on Form 8-K filed on May 24, 2005).

3.2	Amended and Restated By-Laws (incorporated herein by reference to NRG Energy, Inc.’s annual report on Form 10-K filed on February 28, 2008).

4.1	Specimen of certificate representing common stock, par value $0.01 per share (incorporated herein by reference to NRG Energy, Inc.’s quarterly report on Form 10-Q filed on August 4, 2006).

4.2	Specimen of certificate representing preferred stock, par value $0.01 per share *

4.3	Indenture, dated February 2, 2006, among NRG Energy, Inc. and Law Debenture Trust Company of New York (incorporated herein by reference to NRG Energy, Inc.’s Form 8-A filed on January 27, 2006).

4.4	First Supplemental Indenture, dated February 2, 2006, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York as Trustee, re: NRG Energy, Inc.’s 7.250% Senior Notes due 2014 (incorporated herein by reference to NRG Energy, Inc.’s current report on Form 8-K filed on February 6, 2006)

4.5	Second Supplemental Indenture, dated February 2, 2006, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York as Trustee, re: NRG Energy, Inc.’s 7.375% Senior Notes due 2016 (incorporated herein by reference to NRG Energy, Inc.’s current report on Form 8-K filed on February 6, 2006)

4.6	Third Supplemental Indenture, dated March 14, 2006, among NRG, the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York as Trustee, re: NRG Energy, Inc.’s 7.250% Senior Notes due 2014 (incorporated herein by reference to NRG Energy, Inc.’s current report on Form 8-K filed on March 16, 2006).

4.7	Fourth Supplemental Indenture, dated March 14, 2006, among NRG, the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York as Trustee, re: NRG Energy, Inc.’s 7.375% Senior Notes due 2016 (incorporated herein by reference to NRG Energy, Inc.’s current report on Form 8-K filed on March 16, 2006).

4.8	Fifth Supplemental Indenture, dated April 28, 2006, among NRG, the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York as Trustee, re: NRG Energy, Inc.’s 7.250% Senior Notes due 2014 (incorporated herein by reference to NRG Energy, Inc.’s current report on Form 8-K filed on May 3, 2006).

4.9	Sixth Supplemental Indenture, dated April 28, 2006, among NRG, the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York as Trustee, re: NRG Energy, Inc.’s 7.375% Senior Notes due 2016 (incorporated herein by reference to NRG Energy, Inc.’s current report on Form 8-K filed on May 3, 2006).

4.10	Seventh Supplemental Indenture, dated November 13, 2006, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York as Trustee, re: NRG Energy, Inc.’s 7.250% Senior Notes due 2014 (incorporated herein by reference to NRG Energy, Inc.’s current report on Form 8-K filed on November 14, 2006).

4.11	Eighth Supplemental Indenture, dated November 13, 2006, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York as Trustee, re: NRG Energy, Inc.’s 7.375% Senior Notes due 2016 (incorporated herein by reference to NRG Energy, Inc.’s current report on Form 8-K filed on November 14, 2006).

4.12	Ninth Supplemental Indenture, dated November 13, 2006, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York as Trustee, re: NRG Energy, Inc.’s 7.375% Senior Notes due 2017 (incorporated herein by reference to NRG Energy, Inc.’s current report on Form 8-K filed on November 27, 2006).

4.13	Tenth Supplemental Indenture, dated July 19, 2007, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York as Trustee, re: NRG Energy, Inc.’s 7.250% Senior Notes due 2014 (incorporated herein by reference to NRG Energy, Inc.’s current report on Form 8-K filed on July 20, 2007).

Exhibit No.	Description
4.14	Eleventh Supplemental Indenture, dated July 19, 2007, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York as Trustee, re: NRG Energy, Inc.’s 7.375% Senior Notes due 2016 (incorporated herein by reference to NRG Energy, Inc.’s current report on Form 8-K filed on July 20, 2007).

4.15	Twelfth Supplemental Indenture, dated July 19, 2007, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York as Trustee, re: NRG Energy, Inc.’s 7.375% Senior Notes due 2017 (incorporated herein by reference to NRG Energy, Inc.’s current report on Form 8-K filed on July 20, 2007).

4.16	Thirteenth Supplemental Indenture, dated August 28, 2007, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York as Trustee, re: NRG Energy, Inc.’s 7.250% Senior Notes due 2014 (incorporated herein by reference to NRG Energy, Inc.’s current report on Form 8-K filed on September 4, 2007).

4.17	Fourteenth Supplemental Indenture, dated August 28, 2007, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York as Trustee, re: NRG Energy, Inc.’s 7.375% Senior Notes due 2016 (incorporated herein by reference to NRG Energy, Inc.’s current report on Form 8-K filed on September 4, 2007).

4.18	Fifteenth Supplemental Indenture, dated August 28, 2007, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York as Trustee, re: NRG Energy, Inc.’s 7.375% Senior Notes due 2017 (incorporated herein by reference to NRG Energy, Inc.’s current report on Form 8-K filed on September 4, 2007).

4.19	Form of debt securities *

5.1	Opinion of Kirkland & Ellis LLP

12.1	Calculation of ratio of earnings to fixed charges.

12.2	Computation of ratio of earnings to fixed charges and preferred stock dividend requirements.

23.1	Consent of KPMG LLP

23.2	Consent of Kirkland & Ellis LLP (set forth in Exhibit 5.1)

24.1	Powers of attorney (included on the signature page of the Registration Statement)

25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Law Debenture Trust Company of New York , the trustee under the Indenture

*	To be filed, if necessary, by a post effective amendment to the registration statement or as an exhibit to a document incorporated by reference herein.